EXHIBIT 99.1



  Date: 1/21/03              CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-QSB of Biomerica Inc. for the quarterly period ended August 31, 2002 (the Report) as filed with the Securities and Exchange Commission on the date hereof, I, Janet Moore, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. #1350, as adopted pursuant to #906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                     /s/ Janet Moore
                                                     Janet Moore
                                                     Chief Financial Officer

January 21, 2003

1/21/03                      CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-QSB of Biomerica Inc. for the quarterly period ended August 31, 2002 (the Report) as filed with the Securities and Exchange Commission on the date hereof, I, Zackary Irani, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. #1350, as adopted pursuant to #906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                    /s/ Zackary S. Irani
                                                    Zackary S. Irani
                                                    Chief Executive Officer

January 21, 2003